UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General. On January 26, 2022, Mr. Chris Dantin notified Wytec International, Inc., a Nevada corporation (“Wytec”), that he will resign as a director of Wytec, effective on January 26, 2022. Wytec has accepted Mr. Dantin’s voluntary resignation as a director of Wytec. Mr. Dantin resigned voluntarily for personal reasons.

On January 27, 2022, Mr. Gary Stein was appointed as a director of Wytec, effective January 27, 2022. Mr. Stein is an independent director.

Compensation Arrangements. There have been no compensation arrangements yet established as a result of Mr. Gary Stein’s appointment as a director of Wytec.

Biographical Information. A comprehensive description of the experience and qualifications of Mr. Gary Stein is included in the following paragraph:

Gary Stein, age 72, has been the general counsel and chief financial officer of Kiefner and Associates, Inc. Engineering Group North America since 2013. From 2009 to 2012, he was the general counsel of MRC Group, LTD, a market research company. From 1993 to 1997 and from 2000 to 2009, Mr. Stein was the president of DB Capital Corporation where he advised small emerging growth companies on mergers, acquisitions, and public financings. From 1997 to 2000, he was the general counsel and chief financial officer of Pinnacle Technologies Resources Inc. From 1992 to 1993, Mr. Stein was the vice president and general counsel of Team Logos Corporation. From 1990 to 1992, he was the managing director of Financial Asset Management. From 1988 to 1990, he worked in corporate finance at Drexel Burnham Lambert, Inc. From 1983 to 1988, Mr. Stein engaged in the private practice of law, specializing in business law, at his own firm, Stein & Associates. From 1975 to 1983, he worked as an administrator, executive assistant to the administrator, and general counsel for the Ohio Bureau of Employment Services. Mr. received his Bachelor of Arts degree in political science and marketing from Capital University in 1971 and his Juris Doctor degree from Capital University in 1974.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)     Exhibits

99.1  Written Resignation Notice from Chris Dantin, dated January 26, 2022.

104   Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC. (Registrant)

By:	/s/ William H. Gray
William H. Gray, Chief Executive Officer

Date: January 27, 2022

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